Disciplined Growth Investor Presentation November 2018

Safe Harbor Statement This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may”, “will” ,“believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “estimate”, and “objective” or similar terminology, concerning the company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to, economic conditions, product and price competition, supplier and raw material prices, risks associated with acquisitions such as integration of operations and achieving anticipated revenue and cost benefits, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation results, legal and regulatory developments and other risks and uncertainties described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission. Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation. 2

Federal Signal at a Glance • Founded in 1901, joined NYSE in 1969 (“FSS”) • Diversified industrial manufacturer of specialized environmental cleaning vehicles such as street sweepers, sewer cleaners, hydro excavators, dump bodies and trailers; as well as safety and security products including audible and visual warning devices • Headquartered in Oak Brook, Illinois with 14 manufacturing facilities worldwide • Leading brands of premium, value-adding products and systems • Q3 2018 results reflect outstanding year- over-year sales growth and margin improvement despite an increasingly challenging macro environment 3

An Experienced Leadership Team Jennifer Sherman Mark D. Weber President and Chief Executive Officer Senior Vice President and Chief Operating Officer ▪ ▪ Appointed January, 2016 Appointed January, 2018 ▪ ▪ Previously Chief Operating Officer, Chief Administrative Previously served as President and Chief Executive Officer Officer, Secretary and General Counsel, with operating of Supreme Industries, Inc. ▪ responsibilities for the Company’s Safety and Security Prior to joining Supreme, Mr. Weber spent 17 years at Systems Group Federal Signal, initially as Vice President of Operations, ▪ Joined Federal Signal in 1994 as Corporate Counsel Elgin Sweeper, before progressing through multiple roles of increasing responsibility, serving as President of the Environmental Solutions Group for over a decade Ian Hudson Svetlana Vinokur Senior Vice President and Chief Financial Officer Vice President, Treasurer and Corporate Development ▪ ▪ Appointed October, 2017 Appointed April, 2015 ▪ ▪ Joined Federal Signal in August 2013 as Vice President and Previously served as Assistant Treasurer for Illinois Tool Corporate Controller Works Inc., Finance Head of M&A Strategy at Mead Johnson ▪ Previously served as Director of Accounting – Latin America Nutrition Company, and Senior Associate for Robert W. Baird and Asia Pacific at Groupon, Inc. & Company’s Consumer and Industrial Investment Banking ▪ 13+ years public accounting experience with Ernst & Young, group LLP 4

Two Attractive Platforms Environmental Solutions Safety and Security Systems Group $838 M* Group Segment (ESG) (SSG) Serves municipal, industrial, Serves the needs of and utility markets for $220 M* municipalities and industrial surface and sub-surface verticals for audible and cleaning, safe-digging, visual safety and security Markets infrastructure maintenance notification devices and and material hauling 5 systems • Street Sweeping • Sewer Cleaning • Lights & Sirens • Safe Digging • Signaling Devices • Industrial Cleaning *TTM net sales 9/30/18 • Warning Systems • Dump Bodies and Trailers Products 5

Environmental Solutions Group (ESG)

Have successfully established a platform serving maintenance and infrastructure markets in order to provide customers with a comprehensive suite of products and services

	ESG				TBEI
Application	Street sweeping	Sewer cleaning	Safe digging	Industrial cleaning	Materials Hauling Dump Bodies & Trailers
Brands	ELGIN	VACTOR	VACTOR, WESTECH	Jetstream, ELGIN, GUZZLER, VACTOR	J-CRAFT, OX BODIES, Travis, Rugby, CRYSTEEL, DURACLASS
Products					
End Markets and Channels	Municipal Dealer	Municipal Dealer	Industrial Utility Oil & Gas Dealer / Direct	Industrial Direct	Municipal, Construction, Industrial, Landscaping, Waste / Rendering Dealer / Direct
Addressable Market	~$2B				~$1.6B

Routes to Market

Rental/Aftermarket

FS Solutions

Provide parts / service / refurbishment / rental offering through the network of 20+ locations in US and Canada

Dealer Network

US Dealer Network

Largest Canadian distributor of maintenance equipment to municipalities

Distribution

For ESG products and other OEM's products such as snow equipment and garbage trucks

Dealers and Distributors

Established TBEI network of 600+ dealers / distribution partnerships across the U.S.

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Safety and Security Systems Group (SSG) Serves the needs of government and industrial verticals for audible and visual safety and security notification devices Public Safety and Security Signaling Systems Application Lights and siren products for Police, Fire and Audible and visual Warning Systems Heavy Duty (HD) end-markets signaling devices Public Address General Alarming (PAGA) Brands Products Industrial Oil & Gas Commercial Municipal End Markets Municipal Heavy Industry Oil & Gas and Channels Distributor Manufacturing Commercial Indirect Direct Addressable $1.0 B $600 M $1.0 B Market * * Management estimates 7

Key Strategic Initiatives Specialty Vehicles for Aftermarket Parts and Audible and Visual Safe Digging Diverse Focus Services Warning Devices Areas of of Areas End-Markets Supported By Flexible New Product Technology as an Manufacturing & Disciplined M&A Development Enabler “ETI” 8

Strategic Initiative – Safe Digging Federal Signal is well positioned to establish a leading position in an emerging application for hydro-excavation technology; increased regulation will accelerate growth What is it? Why is it Attractive? Why Federal Signal? • Vacuum excavation or “Safe Digging” involves • In many circumstances, vacuum excavation is a • Sole manufacturer of complete range of truck- the use of pressurized air or water to dig safer and more productive means for digging (in mounted safe digging equipment, with (coupled with a vacuum system) as an comparison to traditional excavation) applications across a number of end-markets alternative to the use of traditional equipment • Significantly minimizes chances of damage to • 30 year track record of manufacturing leading such as backhoes and mechanical excavators underground infrastructure during the digging hydro-excavation products • Acceptance of safe digging applications process • Widest service and support network for hydro- continues to improve significantly over the last • Less intrusive to the surrounding site at point of excavation products decade digging • Best-in-class payload for Ontario market • Application has been widely accepted in • Provides opportunity for the use of our broad • Dedicated and experienced sales organization in Canada; US is behind but great early indicators range of offerings in new and emerging end place to support initiative – 16 states now include hydro-excavation as markets beyond oil and gas part of “safe excavation practices” 9

Strategic Initiative – Aftermarket Parts & Services Optimizing platform to transform Federal Signal’s aftermarket business into an industry leader of parts and services to the infrastructure maintenance and material hauling markets • Unified platform to serve municipal and Rentals Strategic Objectives industrial across all ESG and TBEI JJE JJE acquisition businesses Used Equipment • Undivided focus on growing and Sales optimizing Federal Signal’s non-whole goods capabilities Parts & Service • Areas of focus: ▪ E-commerce capability development ▪ New Equipment Sales Joint procurement initiatives to optimize input costs ▪ Pricing harmonization across customers ▪ Alternative ownership structures – rental and used equipment 10

Strategic Initiative – Audible & Visual Warning Devices SSG businesses focused on optimizing their existing channels and expanding product offerings Optimize Channel Product Portfolio Expansion Smart Products • Pricing / Promotion Strategy • “Allegiant” – low cost lightbar to • CommanderOne – monetization of • E-commerce platform development expand addressable market existing installed base for outdoor • Comprehensive customer service • “Pathfinder” siren – superior warning products solution product features at a lower price • Smart peripheral lights for police point and fire markets • Automatic License Plate Recognition • Multifunction, intelligent and (“ALPR”) product introduction connected industrial signaling products 11

Eighty–Twenty Improvement (“ETI”) Culture Manufacturing Efficiency Material Cost Reduction • Lean manufacturing focus • Waste reduction • Throughput flexibility • SKU rationalization • Labor pool management • Savings through volume aggregation • Flexible manufacturing model • Sourcing optimization • Recent investments in machinery expected to result in productivity improvements Working Capital Optimization Pricing Strategy • Derived benefits from manufacturing efficiencies & • Parts pricing strategy SKU rationalization • Effective “options” pricing • Improved cycle times to drive inventory reductions 12

New Product Development (“NPD”) Customer Focused Process • Complete change in approach to innovation, starting in 2013 • Current innovation organization has had a number of successes, including the record-breaking launch of the ParaDIGm vacuum excavator • Most successful new product launch in over a decade • Initial market demand exceeding expectations • Named a 2016 Chicago Innovation Awards Winner • Earlier in 2018, announced intention to accelerate innovation initiatives to drive long-term organic growth Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG) • Vehicle-based monitoring and reporting solutions • Automatic License Plate Recognition (ALPR) Systems • Sewer Cleaner productivity improvements such as • Police Metal Products new boom design and upgraded control panel • CommanderOne Direct Messaging (SMS/Phone) • Enhanced Air Sweeper Models • IP-Enabled Warning Devices • All-New HXX Hydro-Excavator with • Next-Generation PAGA improved weight distribution • Optimized Light Bar Production • Jetstream portfolio of attachments • Global Series Signaling Devices • Allegiant Police Light Bar 13

Profitable Growth Execution and Strong Balance Sheet Revenue Adjusted EBITDA Margins (Consolidated) Q3 2018 Highlights: • Outstanding third quarter results with significant increases in both sales and income • Net sales of $269M, up $21M, or 8%, from last year • Operating income of $30.4M, up $8.1M, or 36%, 1 Orders EBITDA Target Margin ranges from last year • ESG: 15% - 18% • YTD cash from operations of • SSG: 15% - 17% $72M, up $20M, or 38% • Consolidated: 12% - 16% from last year ▪ Historical EBITDA margins • Orders of $268 million, up and targets place Federal $39M, or 17%, from last year Signal in the top tier of its • Backlog of $321M, up peer group of specialty $117M, or 57%, from last vehicle manufacturers year (1) Underlying assumptions: Absence of extraordinary factors affecting demand from end-markets; No unusual hearing loss litigation expenses 14

Disciplined M&A Target companies that accelerate our current strategic initiatives or provide a platform for growth in adjacent markets or new geographies • Niche market leader (product, geography, end-market) • Sustainable competitive advantage • Deep domain expertise (technology, application, manufacturing) Business Business • Strong management team Characteristics • Leverages our distribution and manufacturing capabilities • Solid growth potential • Through-the-cycle margins comparable to or higher than our target margins • Ideally, identifiable synergies and recurring revenue opportunities Financial Characteristics • Return on capital greater than our cost of capital, appropriately adjusted for risk 15

Priority Driven Long-Term Capital Allocation • Organic projects leverage existing assets, generally require limited cash investment Reinvest in the • Innovation R&D efforts target new and updated products Cash Deployment Business • Generally, already funded within operating results, cash flow and normal capital (2015-17)1 expenditures Share Repurchase Capex 10% • Completed acquisition of TBEI for $270M on June 2, 2017 Dividends 5% 10% Acquisitions • Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers • Provide a competitive dividend yield while funding business growth Dividend Policy • At $0.08 per share, dividend yield is ~1.3% • Paid dividends of $13.8M in first nine months of 2018 and $16.8M for full year 2017 Acquisitions 75% • Opportunistic share buybacks as a return of cash to our shareholders • No repurchases in 2017 or 2018 YTD; spent $37.8M in 2016 (average price of Share Repurchase 1) Chart depicts use of cash for each category, relative $12.75/share) and $10.6M in 2015; to the total cash used on all four activities, for the • Remaining repurchase authorization is $31M cumulative period 2015-17; excludes investment in rental fleet, which is reported as part of operating cash flows 16

Raising 2018 Outlook Raising adjusted EPS* outlook range to a new range of $1.33 to $1.36, from a range of $1.26 to $1.32 Represents increase of 56% - 60% over 2017 $0.85 FY17: Actual FY18 Guidance: Feb 2018 $1.10 $1.20 FY18 Guidance: Nov 2018 $1.33 $1.36 * Adjusted EPS is a non-GAAP measure, which includes certain adjustments to reported GAAP net income and diluted EPS. Our outlook assumes certain adjustments to exclude the impact of acquisition and integration-related expenses, purchase accounting effects and hearing loss settlement charges, where applicable. In 2017, we also made adjustments to exclude the impact of restructuring activity, executive severance costs, pension settlement charges, and special tax items, where applicable. Should any similar items occur during 2018, we would expect to exclude them from the determination of adjusted EPS. However, because of the underlying uncertainty in quantifying amounts which may not yet be known, a reconciliation of our Adjusted EPS outlook to the most applicable GAAP measure is excluded based on the unreasonable efforts exception in Item 10(e)(1)(i)(B). 17

Positioned for Long-Term Growth ▪ Two platforms poised for profitable growth ▪ Attractive mix of municipal and industrial end markets ▪ Revitalized new product development initiative ▪ Active M&A pipeline ▪ Strong cash flow and healthy financial position 2010 - 2015 2016 - 2017 2018 and beyond • Implemented planned CEO transition • Introduced 80/20 and continuous • Poised for sustained long-term growth • improvement focus Completed portfolio realignment with • Delivering on strategic initiatives the divestiture of Fire Rescue Group • • Active M&A process Started portfolio realignment with the • Completed three strategic acquisitions divestiture of FSTech Group – JJE, Westech, and TBEI • 12-16% consolidated EBITDA margin • Executed successful turnaround • Strategic debt refinancing • Established growth platform in maintenance and infrastructure markets Ongoing focus on continuous improvement utilizing “ETI” principles 18

Appendix I. Segments Overview II. Adjusted EBITDA Margins III. Executive Compensation IV. Investor Information 19

Appendix I: ESG Products 20

Appendix I: TBEI Products Products Class 6 – 8 Standard Dump Bodies OxBodies Class 6 – 8 Custom Dump Bodies J-Craft Dump & Transfer Trailers Travis Trailers Class 3 – 5 Standard Dump Bodies & Hoists Rugby Manufacturing Class 3 – 8 Custom Dump Bodies & Hoists Crysteel Class 3 – 8 Custom Dump Bodies & Hoists DuraClass 21

Appendix I: ESG + TBEI - Market Influencers & Where We Play Market Dynamics Pro forma (ESG with TBEI) ▪ Economic recovery supports state and local funding for sweepers and sewer cleaners 2017 Sales by Geography ▪ Funding for sewer cleaners through water tax revenues adds further stability 20% ▪ Recovering oil & gas markets expected to benefit hydro- 80% excavation and industrial cleaning business ▪ Aging infrastructure, pipeline expansion, and increasing U.S. Non-U.S. urbanization support long-term demand for safe digging 2017 End Markets by Users products, dump bodies and trailers Municipal/Government ▪ Continuing recovery in the housing market and improving Construction & Industrial industrial activity supports growth opportunities for dump Industrial Cleaning bodies and trailers Utility ▪ Near-term upsides from prospective infrastructure Oil and Gas spending ▪ Tracking new housing starts, Class 8 truck chassis, municipal Source: Management Estimates spending, oil rig counts, and overall industrial activity 22

Appendix I: SSG Products 23

Appendix I: SSG - Market Influencers & Where We Play Market Dynamics 2017 Sales by Geography ▪ Increased national focus on issues of public safety and law enforcement, and rising public expectations for transparency and accountability 34% driving demand for safety and security products 66% ▪ Recovery in oil & gas will benefit signaling U.S. products and systems applications for hazardous Non-U.S. areas ▪ Rising occurrence of natural and man-made 2017 End Markets by Users disasters Municipal/Government Construction & Industrial ▪ Shift in customer preference towards inter- Utility connected platforms expected to drive demand Oil and Gas for security systems integration Other ▪ Tracking police data that indicates the number of new police vehicle registrations Source: Management Estimates 24

Appendix II: Adjusted EBITDA Margins

The Company uses adjusted EBITDA and the ratio of adjusted EBITDA to net sales ("adjusted EBITDA margin"), at both the consolidated and segment level, as additional measures which are representative of its underlying performance and to improve the comparability of results across reporting periods. We believe that investors use versions of these metrics in a similar manner. For these reasons, the Company believes that adjusted EBITDA and adjusted EBITDA margin, at both the consolidated and segment level, are meaningful metrics to investors in evaluating the Company's underlying financial performance. Consolidated adjusted EBITDA is a non-GAAP measure that represents the total of net income, interest expense, hearing loss settlement charges, acquisition and integration-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, and depreciation and amortization expense. Consolidated adjusted EBITDA margin is a non-GAAP measure that represents the total of net income, interest expense, hearing loss settlement charges, acquisition and integration-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, and depreciation and amortization expense divided by net sales for the applicable period(s). Other companies may use different methods to calculate adjusted EBITDA and adjusted EBITDA margin. The following table summarizes the Company's consolidated adjusted EBITDA and adjusted EBITDA margin and reconciles income from continuing operations to consolidated adjusted EBITDA for the trailing twelve month periods ended:

($ in millions)	2013	2014	2015	2016	2017	TTM 9/30/18
Total Sales, as reported	$712.9	$779.1	$768.0	$707.9	$898.5	$1,057.7
Income from continuing operations	152.5	59.7	65.8	39.4	60.5	90.8
Add:						
Interest expense	8.9	3.6	2.3	1.9	7.3	9.9
Pension settlement charges	-	-	-	-	6.1	6.1
Hearing loss settlement charges	-	-	-	-	1.5	1.9
Debt settlement charges	8.7	-	-	0.3	-	-
Acquisition and integration-related expenses	-	-	-	1.4	2.7	1.8
Restructuring	0.7	-	0.4	1.7	0.6	0.1
Executive Severance Costs	-	-	-	-	0.7	-
Purchase accounting effects*	-	-	-	3.6	4.4	0.9
Other (income) expense, net	0.1	1.7	1.0	(1.3)	(1.2)	-
Income tax expense	(108.6)	23.7	34.1	17.4	0.5	2.0
Depreciation and amortization	11.0	11.5	12.3	19.1	30.0	35.7
Adjusted EBITDA	$ 73.3	$100.2	$115.9	$ 83.5	$113.1	$ 149.2
Adjusted EBITDA Margin	10.3%	12.9%	15.1%	11.8%	12.6%	14.1%

*Excludes purchase accounting effects reflected in depreciation and amortization of $0.3 million, $0.4 million, and $0.7 million for 2016, 2017 and TTM 9/30/18, respectively.

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Appendix III: Executive Compensation Aligned with Long-term Objectives • The Company continues to focus on executing against a number of key long-term objectives, which include the following: ▪ Creating disciplined growth ▪ Improving manufacturing efficiencies and costs ▪ Leveraging invested capital ▪ Diversifying our customer base One Year Three Years Ten Years Cash Bonus (STIP) Short-Term • Earnings (55%) Annual Goals 1. Profitability and growth • EBITDA Margin (15%) 2. Market share • Individual Objectives (30%) Performance Share Units Long-Term 3-year Performance and Vesting Periods • EPS (75%) 1. Profitability and growth • Return on Invested Capital (25%) 2. Shareholder value creation 3. Facilitates stock ownership 4. Executive retention Long-Term 3-year Cliff Vesting Restricted Stock Awards 1. Executive recruitment 2. Executive retention 3. Facilitates stock ownership Share Price Appreciation Longer-Term 3-year Ratable Vesting Period and 10 Year Exercise Period • Stock Options 1. Shareholder value creation 2. Facilitates stock ownership 3. Executive retention 26

Appendix IV: Investor Information Stock Ticker: NYSE:FSS Company website: federalsignal.com/investors HEADQUARTERS 1415 West 22nd Street, Suite 1100 Oak Brook, IL 60523 INVESTOR RELATIONS CONTACTS 630-954-2000 Ian Hudson Svetlana Vinokur SVP & Chief Financial Officer VP, Treasurer and Corporate Development IHudson@federalsignal.com SVinokur@federalsignal.com 27